Advances to and Investments in Unconsolidated Affiliates	12 Months Ended
Dec. 31, 2012
Investment In Affiliates [Abstract]
Investments In Affiliates
 ADVANCES TO AND INVESTMENTS IN UNCONSOLIDATED AFFILIATES:
AmeriGas Partners, L.P.
On January 12, 2012, ETP contributed its Propane Business to AmeriGas in exchange for approximately $1.46 billion in cash and approximately 30 million AmeriGas Common Units valued at $1.12 billion at the time of the contribution. In addition, AmeriGas assumed approximately $71 million of existing debt of the Propane Business. ETP recognized a gain on deconsolidation of $1.06 billion as a result of this transaction.
ETP’s investment in AmeriGas initially reflected $630 million in excess of the proportionate share of AmeriGas’ limited partners’ capital. Of this excess fair value, $289 million is being amortized over a weighted average period of 14 years and $341 million is being treated as equity method goodwill and non-amortizable intangible assets.
We have not reflected the Propane operations as discontinued operations as a result of ETP’s investment in AmeriGas.
In June 2012, ETP sold the remainder of its retail propane operations, consisting of its cylinder exchange business, to a third party. In connection with the contribution agreement with AmeriGas, certain excess sales proceeds from the sale of the cylinder exchange business were remitted to AmeriGas, and ETP received net proceeds of approximately $43 million.
ETP’s investment in AmeriGas was $1.02 billion as of December 31, 2012 and was reflected in our Investment in ETP segment.
Citrus Corp.
ETP acquired a 50% interest in Citrus, which owns 100% of FGT on March 26, 2012. A subsidiary of Kinder Morgan, Inc. owns the remaining 50% interest in Citrus. In exchange for the interest in Citrus, Southern Union received $1.9 billion in cash and $105 million of ETP Common Units. ETP initially recorded its investment in Citrus at $2.0 billion, which exceeded its proportionate share of Citrus’ equity by $1.03 billion, all of which is treated as equity method goodwill due to the application of regulatory accounting. ETP’s investment in Citrus was $1.98 billion at December 31, 2012 and is reflected in our Investment in ETP segment.
Fayetteville Express Pipeline LLC
ETP owns a 50% interest in FEP, which owns an approximately 185 mile natural gas pipeline that originates in Conway County, Arkansas, continues eastward through White County, Arkansas and terminates at an interconnect with Trunkline Gas Company in Panola County, Mississippi.
Midcontinent Express Pipeline LLC
Regency owns a 50% interest in MEP, which owns approximately 500 miles of natural gas pipelines that extend from Southeast Oklahoma, across Northeast Texas, Northern Louisiana and Central Mississippi to an interconnect with the Transcontinental natural gas pipeline system in Butler, Alabama.
RIGS Haynesville Partnership Co.
Regency owns a 49.99% interest in HPC, which, through its ownership of RIGS, delivers natural gas from Northwest Louisiana to downstream pipelines and markets through a 450-mile intrastate pipeline system.
Summarized Financial Information
The following tables present aggregated selected balance sheet and income statement data for our unconsolidated affiliates, including AmeriGas, Citrus, FEP, HPC and MEP (on a 100% basis for all periods presented).

	December 31,
	2012	2011
Current assets	$945	$893
Property, plant and equipment, net	10,979	10,393
Other assets	2,677	962
Total assets	$14,601	$12,248
Current liabilities	$1,662	$1,548
Non-current liabilities	7,024	5,778
Equity	5,915	4,922
Total liabilities and equity	$14,601	$12,248

	Years Ended December 31,
	2012	2011	2010
Revenue	$4,492	$3,784	$3,287
Operating income	863	928	716
Net income	491	536	506